Exhibit 4.1

Mastercard Incorporated

Officer’s Certificate

March 9, 2023

Pursuant to Sections 102 and 301 of the Indenture dated as of March 31, 2014 (the “Indenture”) by and between Mastercard Incorporated (the “Issuer”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the undersigned officer does hereby certify, in connection with the issuance of (i) $750,000,000 aggregate principal amount of the Company’s 4.875% Notes due 2028 (the “2028 Notes”) and (ii) $750,000,000 aggregate principal amount of the Company’s 4.850% Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

Issuer	Mastercard Incorporated

Security	4.875% Notes due 2028	4.850% Notes due 2033

Size	$750,000,000	$750,000,000

Maturity Date	March 9, 2028	March 9, 2033

Coupon	4.875%	4.850%

Interest Payment Dates	Semi-annually on March 9 and September 9 of each year, commencing September 9, 2023	Semi-annually on March 9 and September 9 of each year, commencing September 9, 2023

Price to Public	99.903%	99.906%

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent	Deutsche Bank Trust Company Americas

Aggregate Principal Amount at Maturity	$750,000,000	$750,000,000

Principal Payment Date	March 9, 2028	March 9, 2033

Date from which Interest will Accrue	March 9, 2023	March 9, 2023

Record Dates	February 23 and August 26	February 23 and August 26

Redemption	The Issuer may redeem the 2028 Notes at its option, in whole or in part, at any time and from time to time prior to February 9, 2028 (one month prior to the maturity date of the 2028 Notes) (the “Par Call Date”), on at least 10 days, but not more than 60 days,	The Issuer may redeem the 2033 Notes at its option, in whole or in part, at any time and from time to time prior to December 9, 2032 (three months prior to the maturity date of the 2033 Notes) (the “Par Call Date”), on at least 10 days, but not more than 60 days, prior notice mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2028 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2028 Notes) plus 10 basis points less (b) interest accrued to the redemption date, and

(2) 100% of the principal amount of the 2028 Notes to be redeemed,

plus accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the 2028 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2028 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

prior notice mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures), at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2033 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2033 Notes) plus 15 basis points less (b) interest accrued to the redemption date, and

(2) 100% of the principal amount of the 2033 Notes to be redeemed,

plus accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the 2033 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2033 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Ranking	The Notes will be the Issuer’s senior unsecured obligations and will rank equally with the Issuer’s other senior unsecured and unsubordinated debt from time to time outstanding.

Conversion	None	None

Sinking Fund	None	None

Denominations	$2,000 and any integral multiple of $1,000 in excess thereof.	$2,000 and any integral multiple of $1,000 in excess thereof.

CUSIP/ISIN	57636QAW4 / US57636QAW42	57636QAX2 / US57636QAX25

Miscellaneous	The terms of the Notes shall include such other terms as are set forth in the form of Notes attached hereto as Exhibits A-1 and A-2 and in the Indenture. In addition, the global notes for the Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

Subject to the covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate or supplemental indenture, to issue additional notes from time to time under each series of Notes issued hereby. Any such additional notes of a series shall have identical terms as the Notes issued on the issue date, other than with respect to the date of issuance, the issue price, the date interest begins to accrue and, in certain circumstances, the first interest payment date (together the “Additional Notes”); provided that if the Additional Notes are not fungible with the applicable series of Notes for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP and/or ISIN number, as applicable. Any Additional Notes will be issued in accordance with Section 301 of the Indenture.

The undersigned officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officer’s opinion, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

[Signature page follows]

IN WITNESS WHEREOF, I have signed this certificate on behalf of the Company as of the date first written above.

MASTERCARD INCORPORATED

By:	/s/ Vivian Zhou
	Name:	Vivian Zhou
	Title:	Corporate Treasurer

EXHIBIT A-1

FORM OF NOTE DUE 2028

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

MASTERCARD INCORPORATED

4.875% Note due 2028

No. [_]	CUSIP: 57636QAW4 ISIN No.: US57636QAW42 $[_]

MASTERCARD INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of                on March 9, 2028.

Interest Payment Dates: March 9 and September 9 (each, an “Interest Payment Date”), beginning on September 9, 2023.

Interest Record Dates: February 23 and August 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

MASTERCARD INCORPORATED

By:
	Name:	Vivian Zhou
	Title:	Corporate Treasurer

[Signature Page to Global Note]

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

Date: March 9, 2023	By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

MASTERCARD INCORPORATED

4.875% Notes due 2028

1. Interest

Mastercard Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 9, 2023. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing September 9, 2023. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.875% Notes due 2028 (the “Notes”) issued under an Indenture dated as of March 31, 2014 (the “Base Indenture”) by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate dated March 9, 2023, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Note.

6. Redemption.

Prior to February 9, 2028 (one month prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 10 basis points less (b) interest accrued to the redemption date; and

(2)	100% of the principal amount of the Notes to be redeemed;

plus accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address, except that the notice may be given more than 60 days prior to the date fixed for redemption if the notice is issued in connection with a defeasance, covenant defeasance or satisfaction and discharge.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Notice of any redemption in connection with a transaction or an event may, at our discretion, be given prior to the completion or occurrence thereof. Any redemption or notice may, at our discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At our discretion, the redemption date may be delayed until such time as any or all such conditions shall have been satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed.

7. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                        agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature:

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT A-2

FORM OF NOTE DUE 2033

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

MASTERCARD INCORPORATED

4.850% Note due 2033

No. [_]	CUSIP: 57636QAX2 ISIN No.: US57636QAX25 $[_]

MASTERCARD INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of on March 9, 2033.

Interest Payment Dates: March 9 and September 9 (each, an “Interest Payment Date”), beginning on September 9, 2023.

Interest Record Dates: February 23 and August 26 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

MASTERCARD INCORPORATED

By:
	Name:	Vivian Zhou
	Title:	Corporate Treasurer

[Signature Page to Global Note]

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

Date:	March 9, 2023	By:
Authorized Signatory

[Signature Page to Global Note]

(REVERSE OF NOTE)

MASTERCARD INCORPORATED

4.850% Notes due 2033

1. Interest

Mastercard Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 9, 2023. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing September 9, 2023. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 4.850% Notes due 2033 (the “Notes”) issued under an Indenture dated as of March 31, 2014 (the “Base Indenture”) by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate dated March 9, 2023, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Note.

6. Redemption.

Prior to December 9, 2032 (three months prior to the maturity date of the Notes) (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points less (b) interest accrued to the redemption date; and

(2)	100% of the principal amount of the Notes to be redeemed;

plus accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address, except that the notice may be given more than 60 days prior to the date fixed for redemption if the notice is issued in connection with a defeasance, covenant defeasance or satisfaction and discharge.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Notice of any redemption in connection with a transaction or an event may, at our discretion, be given prior to the completion or occurrence thereof. Any redemption or notice may, at our discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At our discretion, the redemption date may be delayed until such time as any or all such conditions shall have been satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed.

7. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11. Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                        agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature:

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee